DEBT	6 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
DEBT
DEBT

In June 2014, the Company entered into a $60.0 million term loan facility to part finance its two Suezmax newbuildings. No draw downs were made in the second quarter. The Company intends to draw $30.0 million in the third quarter for the vessel delivered in the second quarter and the balance when the next vessel is delivered.

The conversion price of the Company's convertible bonds at June 30, 2014 and December 31, 2013 was $36.5567.

Assets pledged

(in thousands of $)	2014	2013
Vessels, net, held in ITCL	214,421	263,367
Restricted cash and investments	35,891	66,249

Vessels, net, held in ITCL comprises $39.2 million (2013: $82.3 million) relating to the 8.04% First Preferred Mortgage Term Notes in the Golden State companies and $175.2 million (2013: $181.1 million) relating to the 7.84% First Preferred Mortgage Term Notes in the Windsor companies.

Restricted cash and investments comprises $15.4 million (2013: $36.8 million) relating to the 8.04% First Preferred Mortgage Term Notes in the Golden State companies, $19.7 million (2013: $28.6 million) relating to the 7.84% First Preferred Mortgage Term Notes in the Windsor companies and $0.8 million (2013: $0.8 million) relating to the 8.52% First Preferred Mortgage Term Notes in the CalPetro companies.